Exhibit 10.136

AMENDMENT NO. 2
TO CONTRACT CONCERNING THE PROPERTY AT:

24.23 ACRES OF VACANT LAND (APNs: 0620-223-04, -05, -06), TWENTYNINE PALMS,
SAN BERNARDINO COUNTY, CALIFORNIA

Seller agrees to replacing Coronus Energy Corp. with Coronus 29-Palms Morongo LLC as Purchaser, and Coronus Energy Corp. and Coronus 29-Palms Morongo LLC agree to this assignment.

Purchaser and Seller agree to extending the escrow closing date to on or before March 31, 2013.

Purchaser and Seller agree to replacing the Coronus Energy Corp. board of director approval requirement with a Coronus 29-Palms Morongo LLC board of director approval requirement, and to extending this board of director approval date to on or before January 24, 2013.

DATED EFFECTIVE: January 31, 2013

PURCHASER:

JEFF THACHUCK
[purchaser’s signature above/printed name below]
CORONUS 29-PALMS MORONGO LLC

JEFF THACHUCK
[purchaser’s signature above/printed name below]
CORONUS ENERGY CORP.

SELLER:

ALBERT J. CARNES
[seller’s signature above/printed name below]
ALBERT J. CARNES